UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2020

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 McCabe Way, Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers, Employees, Directors and Consultants

On June 10, 2020, the Board of Directors (“Board”) of Toga Limited (the “Company”) adopted a Long-Term Incentive Plan (the “Plan”), which will become effective upon stockholder approval. The purpose of the Plan is to foster the growth and success of the Company by providing a means to attract, motivate and retain key employees, directors and contractors (“Participants”) through awards of stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards and restricted stock units in the Company (collectively, “Awards”).

Under the terms of the Plan, Awards to purchase up to 10,000,000 shares of common stock of the Company (the “Shares”) may be granted to eligible Participants. The Plan shall continue in effect for a term of ten (10) years from the date the Plan is approved by the stockholders of the Company, unless terminated earlier pursuant to the Plan. The Plan shall be administered by the Board, or any committee of directors designated by the Board and their respective delegates, as described in the Plan.

The Plan provides that the aggregate number of Shares subject to Awards granted under the Plan during any fiscal year to any one employee shall not exceed forty thousand (40,000) Shares, or if an Award is settled in cash, the maximum amount of any cash award allocable to any one employee during a single fiscal year shall not exceed the then-current fair market value of such Shares.

The Plan provides that the aggregate number of Shares that may be issued under the Plan through incentive stock options (intended to qualify as such within the meaning of Section 422 of the Interval Revenue Code, “Incentive Stock Options”) shall not exceed one hundred percent (100%) of the maximum aggregate number of Shares that may be subject to or delivered under Awards granted under the Plan, as the same may be amended from time to time under the terms of the Plan. Notwithstanding the designation “Incentive Stock Option” in an option agreement, if and to the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the recipient during any calendar year (under all plans of the Company and any of its subsidiaries) exceeds U.S. $100,000, such options shall be treated as nonqualified stock options under the Plan. The Plan also provides that the aggregate fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director of the Company during any single calendar year shall not exceed two thousand (2,000) Shares, or if an Award is settled in cash, the maximum amount of cash award allocable to any one non-employee director during a single fiscal year shall not exceed the then-current fair market value of such number of Shares.

Options granted under the Plan become exercisable and expire as determined by the Board of Directors (or committee as applicable). The Company intends to submit the Plan for approval by stockholders at its next scheduled meeting of stockholders.

The foregoing summary of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 10, 2020, the Board adopted and approved a Business Code of Ethics and Conduct, that applies to all directors, officers and employees of the Company, as well as a Code of Ethics for Financial Officers, which supplements the Company’s Business Code of Ethics and Conduct as it relates to the activities of the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Corporate Controller (collectively the “Codes of Ethics”). The Codes of Ethics were adopted to enhance and clarify Company personnel’s understanding of the Company’s standards of ethical business practices, promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and improve its clarity as to how to address ethical issues that may arise. The foregoing summary is qualified in its entirety by the full text of the Business Code of Ethics and Conduct, which is attached hereto as Exhibit 14.1, and the Code of Ethics for Financial Officers, which is attached hereto as Exhibit 14.2, and is incorporated herein by this reference. The Codes of Ethics will be posted on the Company’s website, www.togalimited.com, as soon as practicable.

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Item 8.01 Other Events.

On June 10, 2020, the Board of Directors adopted and approved an Amended and Restated Audit Committee Charter, a Compensation Committee Charter and a Nominating and Corporate Governance Committee Charter, which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. Each charter will be posted on the Company’s website, www.togalimited.com, as soon as practicable.

On June 10, 2020, the Board of Directors adopted and approved an Insider Trading Policy, an Audit and Non-Audit Services Pre-Approval Policy, and a Whistleblower Compliance Reporting Policy, which are attached hereto as Exhibits 99.4, 99.5 and 99.6, respectively, and are incorporated herein by reference. Each policy will be posted on the Company’s website, www.togalimited.com, as soon as practicable.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits:

10.1*	Long Term Incentive Plan
14.1*	Business Code of Ethics and Conduct
14.2*	Code of Ethics for Financial Officers
99.1*	Amended and Restated Audit Committee Charter
99.2*	Compensation Committee Charter
99.3*	Nominating and Corporate Governance Committee Charter
99.4*	Insider Trading Policy
99.5*	Audit and Non-Audit Services Pre-Approval Policy
99.6*	Whistleblower Compliance Reporting Policy

* Filed herewith

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: June 19, 2020	By:	/s/ Tok Kok Soon
Toh Kok Soon
Chief Executive Officer (Principal Executive Officer)

DATED: June 19, 2020	By:	/s/ Alexander D. Henderson
Alexander D. Henderson
Chief Financial Officer (Principal Financial and Accounting Officer)

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